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                                  EXHIBIT 99.1
                      CERTIFICATION PURSUANT TO SECTION 906
                        OF THE SARBANES-OXLEY ACT OF 2002

         In connection with the Quarterly Report on Form 10-Q of MSC Industrial Direct Co., Inc. (the "Company") for the fiscal quarter ended March 1, 2003 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Mitchell Jacobson, Chief Executive Officer of the Company, certify, pursuant to section 906 of the Sarbanes-Oxley Act of 2002, that:


         (1) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


By:   /s/ Mitchell Jacobson
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Name: Mitchell Jacobson
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Chief Executive Officer
April 1, 2003